PROSPECTUS
JUNE 30, 2000
                               [TIP LOGO OMITTED]
                                     TURNER
                                   -----------
                                      FUNDS

                            Turner Midcap Growth Fund
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                          Turner Small Cap Growth Fund
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                          Turner Micro Cap Growth Fund
        ----------------------------------------------------------------
                               Turner Top 20 Fund
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                             Turner Technology Fund
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                           Turner B2B E-Commerce Fund
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                      Turner Wireless & Communications Fund
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                            Turner Global Top 40 Fund
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                     Turner Short Duration Government Funds
                              - One Year Portfolio
        ----------------------------------------------------------------
                     Turner Short Duration Government Funds
                             - Three Year Portfolio
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                   Turner Core High Quality Fixed Income Fund
        ----------------------------------------------------------------


                   PORTFOLIOS OF THE TIP FUNDS [LOGO OMITTED]

                               INVESTMENT ADVISER:
                        Turner Investment Partners, Inc.

                     The Securities and Exchange Commission
                         has not approved or disapproved
                       these securities or passed upon the
                          adequacy of this prospectus.
                     Any representation to the contrary is a
                               criminal offense.

                           HOW TO READ YOUR PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Turner Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Funds. For more detailed information about the Funds, please see:


X  Turner Midcap Growth Fund

X  Turner Small Cap Growth Fund

X  Turner Micro Cap Growth Fund

X  Turner Top 20 Fund

X  Turner Technology Fund

X  Turner B2B E-Commerce Fund

X  Turner Wireless & Communications Fund

X  Turner Global Top 40 Fund

X  Turner Short Duration Government Funds-One Year Portfolio

X  Turner Short Duration Government Funds-Three Year Portfolio

X  Turner Core High Quality Fixed Income Fund

X  Investments and Portfolio Management

X  Purchasing, Selling and Exchanging Turner Funds

X  Dividends, Distributions and Taxes

X  Financial Highlights

      To obtain more information about TIP Funds please refer to the Back Cover of the Prospectus

                                                                    INTRODUCTION

INFORMATION COMMON TO ALL FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.



INITIAL PUBLIC OFFERINGS

A number of the Funds, including the Midcap, Small Cap, Micro Cap, Top 20, Technology, B2B E-Commerce, Wireless & Communications and Global Top 40 Funds, participate in initial public offerings (IPOs). During 1999, there were a large number of IPOs, and many of these IPOs were very successful. The Funds that were operational in 1999 participated in a number of these successful IPOs, and as a result, these IPOs had a significant impact on the Funds' performance, especially on those Funds with lower asset levels. There is no guarantee that there will be as many successful IPOs in the future, or that the Funds will continue to have access to these successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

TURNER MIDCAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                         Capital appreciation

INVESTMENT FOCUS                        Mid-cap U.S. common stocks

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Attempts to identify medium
                                        capitalization U.S. companies
                                        with strong earnings growth potential

INVESTOR PROFILE                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of equity investing

PRINCIPAL STRATEGY
The Turner Midcap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (I.E., between $1 billion and $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index (the "Index"). Portfolio exposure is generally limited to a maximum of 2% in any single issue, subject to exceptions for securities whose issuers are included in the Index. The Fund also may invest without regard to this limit in securities of companies that are not part of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for three years.*

                        1997                         40.56%
                        1998                         26.52%
                        1999                        125.45%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                    BEST QUARTER                WORST QUARTER
                       54.63%                      (16.65)%
                     (12/31/99)                   (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell Midcap Growth Index.

                                                          SINCE INCEPTION
                                              1 YEAR         (10/1/96)
---------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND                    125.45%           54.87%
RUSSELL MIDCAP GROWTH INDEX                   51.29%           28.29%

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                CLASS I SHARES
-------------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            None
Other Expenses                                                       0.50%
                                                                     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.25*%
                                                                     ----
-------------------------------------------------------------------------------


* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% THROUGH JANUARY 31, 2001, OR FROM EXCEEDING 1.75% THEREAFTER. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
TURNER MIDCAP GROWTH FUND - CLASS I SHARES         $127          $397          $686         $1,511

TURNER SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                           Capital appreciation

INVESTMENT FOCUS                          Small cap U.S. common stocks

SHARE PRICE VOLATILITY                    High

PRINCIPAL INVESTMENT STRATEGY             Attempts to identify small cap U.S.
                                          companies with strong earnings growth
                                          potential

INVESTOR PROFILE                          Investors seeking long-term growth of
                                          capital who can withstand the share
                                          price volatility of small cap equity
                                          investing


PRINCIPAL STRATEGY
The Turner Small Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with small market capitalizations (I.E., under $2 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 2000 Growth Index (the "Growth Index"). Portfolio exposure is generally limited to a maximum of 2% in any single issue, subject to exceptions for securities whose issuers are included in the Growth Index. The Fund may also invest without regard to this limit in securities of companies that are not part of the Growth Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, small cap U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for five years.*

                       1995                         68.16%
                       1996                         28.85%
                       1997                         14.75%
                       1998                          8.53%
                       1999                         85.04%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                  BEST QUARTER                WORST QUARTER
                     44.57%                      (24.30)%
                   (12/31/99)                   (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 2000 Growth Index.

                                                                SINCE INCEPTION
                                       1 YEAR        5 YEARS        (2/7/94)
-------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND           85.04%         37.94%         33.44%
RUSSELL 2000 GROWTH INDEX              43.09%         18.99%         14.89%

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                               CLASS I SHARES
-----------------------------------------------------------------------------
Investment Advisory Fees                                            1.00%
Distribution (12b-1) Fees                                           None
Other Expenses                                                      0.31%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.31%
Fee Waivers and Expense Reimbursements                              0.06%
                                                                    -----
NET TOTAL OPERATING EXPENSES                                        1.25%*
-----------------------------------------------------------------------------


* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% THROUGH JANUARY 31, 2001, OR FROM EXCEEDING 1.75% THEREAFTER. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                       1 YEAR        3 YEARS        5 YEARS       10 YEARS
TURNER SMALL CAP GROWTH FUND - CLASS I SHARES           $127           $409          $713          $1,578

TURNER MICRO CAP GROWTH FUND

FUND SUMMARY


INVESTMENT GOAL                           Capital appreciation

INVESTMENT FOCUS                          Micro cap U.S. common stocks

SHARE PRICE VOLATILITY                    Very high

PRINCIPAL INVESTMENT STRATEGY             Attempts to identify micro cap U.S.
                                          companies with strong earnings growth
                                          potential

INVESTOR PROFILE                          Investors seeking long-term growth of
                                          capital who can withstand the share
                                          price volatility of micro cap equity
                                          investing


PRINCIPAL STRATEGY

The Turner Micro Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very small market capitalizations (I.E., under $500 million) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to a maximum 2% at the time of purchase in any single issue.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. micro capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these very small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares for one year.*

                           1999                  144.39%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PREDECESSOR, THE ALPHA SELECT TURNER MICRO CAP GROWTH FUND, COMMENCED OPERATIONS ON MARCH 1, 1998. THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

                      BEST QUARTER                WORST QUARTER
                         60.84%                       3.89%
                       (12/31/99)                   (3/31/99)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 2000 Growth Index.

                                                          SINCE INCEPTION
                                              1 YEAR          (3/1/98)
--------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND                 144.39%           94.15%
RUSSELL 2000 GROWTH INDEX                     43.09%           17.69%

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                CLASS I SHARES
-------------------------------------------------------------------------------
Investment Advisory Fees                                             1.00%
Distribution (12b-1) Fees                                            None
Other Expenses                                                       1.86%
                                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 2.86%
Fee Waivers and Expense Reimbursements                               1.61%
                                                                     -----
NET TOTAL OPERATING EXPENSES                                         1.25%*

--------------------------------------------------------------------------------


* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% THROUGH JANUARY 31, 2001, OR FROM EXCEEDING 1.75% THEREAFTER. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
TURNER MICRO CAP GROWTH FUND - CLASS I SHARES          $127         $504         $910        $2,065

TURNER TOP 20 FUND

FUND SUMMARY

INVESTMENT GOAL                       Long-term capital appreciation

INVESTMENT FOCUS                      U.S. common stocks

SHARE PRICE VOLATILITY                Very high

PRINCIPAL INVESTMENT STRATEGY         Attempts to identify U.S. companies with
                                      strong earnings growth potential

INVESTOR PROFILE                      Investors seeking long-term growth of
                                      capital who can withstand the share price volatility of equity investing


PRINCIPAL STRATEGY


The Turner Top 20 Fund invests substantially all (at least 80%) of its assets in common stocks and other equity securities of companies, regardless of their market capitalization, that Turner Investment Partners believes have strong earnings growth potential. A number of portfolio managers manage the Fund by selecting stocks in different sectors and capitalization ranges under the supervision of Robert Turner. The Fund's portfolio will contain a total of 15-25 stocks representing Turner's favorite investment ideas. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION

The Turner Top 20 Fund commenced operations on June 30, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the S&P 500 Index. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                               CLASS I SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                           1.10%*
Distribution (12b-1) Fees                                           None
Other Expenses                                                      1.45%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                2.55%
Fee Waivers and Expense Reimbursements                              1.20%
                                                                    -----
NET TOTAL OPERATING EXPENSES                                        1.35%**

--------------------------------------------------------------------------------


* THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE S&P 500 INDEX.

** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 0.25%. AS A RESULT, THE ADVISER'S CONTRACTUAL AGREEMENT WILL KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.35% THROUGH JANUARY 31, 2001, OR FROM EXCEEDING 1.85% THEREAFTER. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                 1 YEAR          3 YEARS         5 YEARS         10 YEARS
TURNER TOP 20 FUND - CLASS I SHARES               $137            $533            $954           $2,128

TURNER TECHNOLOGY FUND

FUND SUMMARY

INVESTMENT GOAL                           Long-term capital appreciation

INVESTMENT FOCUS                          Common stocks of technology companies

SHARE PRICE VOLATILITY                    Very high

PRINCIPAL INVESTMENT STRATEGY             Attempts to identify technology
                                          companies with strong earnings growth
                                          potential

INVESTOR PROFILE                          Investors seeking long-term growth of
                                          capital who can withstand the share
                                          price volatility of technology-focused
                                          equity investing


PRINCIPAL STRATEGY


The Turner Technology Fund invests substantially all (at least 80%) of its assets in common stocks of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the technology sector, and will range from small companies developing new technologies to large, established firms with a history of developing and marketing such technologies. These companies may include companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care and biotechnology sectors.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

In addition, the Fund is subject to the risk that its principal market segment, technology stocks, may underperform compared to other market segments or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause technology companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

PERFORMANCE INFORMATION


The Turner Technology Fund commenced operations on June 30, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price weighted index of the top 100 U.S. technology companies.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                              CLASS I SHARES
------------------------------------------------------------------------------
Investment Advisory Fees                                           1.10%*
Distribution (12b-1) Fees                                          None
Other Expenses                                                     2.79%
                                                                   -----
TOTAL ANNUAL FUND OPERATING EXPENSES                               3.89%
Fee Waivers and Expense Reimbursements                             2.54%
                                                                   -----
NET TOTAL OPERATING EXPENSES                                       1.35%**

-------------------------------------------------------------------------------

*THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.

**THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 0.25%. AS A RESULT, THE ADVISER'S CONTRACTUAL AGREEMENT WILL KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.35% THROUGH JANUARY 31, 2001, OR FROM EXCEEDING 1.85% THEREAFTER. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                     1 YEAR         3 YEARS         5 YEARS        10 YEARS
TURNER TECHNOLOGY FUND - CLASS I SHARES               $137            $533            $954          $2,128

TURNER B2B E-COMMERCE FUND

FUND SUMMARY

INVESTMENT GOAL -- Long-term capital appreciation

INVESTMENT FOCUS -- Common stocks of business-to-business e-commerce companies

SHARE PRICE VOLATILITY -- Very high

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify business-to-business e-commerce companies with strong earnings growth potential

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of e-commerce focused equity investing


[GRAPHIC OF CHESS PIECE OMITTED]
PRINCIPAL STRATEGY
The Turner B2B E-Commerce Fund invests primarily (at least 65% of its assets) in common stocks of companies that develop new business-to-business (b2b) electronic commerce (e-commerce) technologies and that may experience exceptional growth in sales and earnings driven by b2b e-commerce products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the b2b e-commerce sector, and will range from small companies developing new b2b e-commerce technologies to large, established firms with a history of developing and marketing such b2b e-commerce technologies. Small capitalization companies may include micro-cap companies, which may be extremely volatile. These companies may include companies that develop, produce or distribute products or services over the Internet or using other electronic means. B2b companies may also include infrastructure, security, payment, Internet access, networking, computer hardware and software, and communications companies that facilitate e-commerce between companies. The Fund will also invest in companies that finance b2b and e-commerce companies.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[GRAPHIC OF SCALES OMITTED]

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

In addition, the Fund is subject to the risk that its principal market segment, b2b e-commerce stocks, may underperform compared to other market segments or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause b2b e-commerce companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than Funds that are more diversified by industry.


[GRAPHIC OF BULLSEYE OMITTED]

PERFORMANCE INFORMATION
As of June 14, 2000, the Fund had not yet commenced operations, and did not have a performance history.

The Fund will compare its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price-weighted index of the top 100 U.S. technology companies.

TURNER B2B E-COMMERCE FUND


[DOLLAR SIGN OMITTED]

FUND FEES AND EXPENSES

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


                                                                  Class I Shares

Redemption Fee (as a percentage of amount redeemed, if applicable)    2.00%*

**APPLIES TO REDEMPTIONS WITHIN 180 DAYS OF PURCHASE.


This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              Class I Shares

Investment Advisory Fees                          1.10%*
Distribution (12b-1) Fees                         None
Other Expenses                                    0.50%**
                                                  -------
   Total Annual Fund Operating Expenses           1.60%
   Fee waivers and expense reimbursements         0.25%
                                                  -------
   Net Total Operating Expenses                   1.35%***

*THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.
**OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.
***THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 1.35% THROUGH JANUARY 31, 2001, OR FROM EXCEEDING 1.85% THEREAFTER. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                  1 Year            3 Years
--------------------------------------------------------------------------------
Turner B2B E-Commerce Fund-
   Class I Shares                                  $137              $455
--------------------------------------------------------------------------------

TURNER WIRELESS & COMMUNICATIONS FUND

FUND SUMMARY

INVESTMENT GOAL -- Long-term capital appreciation

INVESTMENT FOCUS -- Common stocks of communications companies SHARE PRICE

VOLATILITY -- Very high

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify communications companies with strong earnings growth potential

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of communications-focused equity investing


[GRAPHIC OF CHESS PIECE OMITTED]
PRINCIPAL STRATEGY
The Turner Wireless & Communications Fund invests primarily (at least 65% of its assets) in common stocks of communications companies. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the communications sector, and will range from small companies developing new communications technologies to large, established firms with a history of developing and marketing such communications technologies. These companies may include networking companies, land-based, satellite and wireless carriers, communications equipment manufacturers, and other companies that provide communications-related products and services.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[GRAPHIC OF SCALES OMITTED]

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

In addition, the Fund is subject to the risk that its principal market segment, telecommunications stocks, may underperform compared to other market segments or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause telecommunications companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than Funds that are more diversified by industry.


[GRAPHIC OF BULLSEYE OMITTED]

PERFORMANCE INFORMATION
As of June 14, 2000, the Fund had not yet commenced operations, and did not have a performance history.

The Fund will compare its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price-weighted index of the top 100 U.S. technology companies.

TURNER WIRELESS & COMMUNICATIONS FUND


[GRAPHIC OF DOLLAR SIGN OMITTED]

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                  Class I Shares

Redemption Fee (as a percentage of amount redeemed, if applicable)    2.00%*

*APPLIES TO REDEMPTIONS WITHIN 180 DAYS OF PURCHASE.


This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              Class I Shares

Investment Advisory Fees                          1.10%*
Distribution (12b-1) Fees                         None
Other Expenses                                    0.50%**
                                                  -------
   Total Annual Fund Operating Expenses           1.60%
   Fee waivers and expense reimbursements         0.25%
                                                  -------
   Net Total Operating Expenses                   1.35%***

*THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.
**OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.
***THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 1.35% THROUGH JANUARY 31, 2001, OR FROM EXCEEDING 1.85% THEREAFTER. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                  1 Year            3 Years
--------------------------------------------------------------------------------
Turner Wireless & Communications Fund-
   Class I Shares                                  $137              $455

 TURNER GLOBAL TOP 40 FUND

FUND SUMMARY

INVESTMENT GOAL -- Long-term capital appreciation

INVESTMENT FOCUS -- ADRs and common stocks of U.S. and foreign companies

SHARE PRICE VOLATILITY -- High

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. and foreign companies with strong earnings growth potential

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of global equity investing


[GRAPHIC OF CHESS PIECE OMITTED]
PRINCIPAL STRATEGY
The Turner Global Top 40 Fund invests primarily (at least 65% of its assets) in common stocks of companies located in U.S. and developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, as well as in American Depository Receipts
(ADRs) of issuers located in these countries. Turner Investment Partners selects areas for investment by continuously analyzing the U.S. market and a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Fund invests in companies located in a variety of industries and business sectors that the Fund expects to experience rising earnings growth and to benefit from global economic trends or promising technologies or products. The Fund's portfolio will consist of a limited number of companies in a variety of market segments and countries throughout the world, and it will typically consist of 30-50 stocks representing Turner's best global investment ideas. The Fund generally does not attempt to hedge the effects of currency fluctuations on the Fund's investments on an on-going basis.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[GRAPHIC OF SCALES OMITTED]

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international, economic, financial and political events, as well as changes in currency valuations relative to the U.S. dollar. In addition, issuers of foreign stocks may not be subject to uniform accounting and auditing practices. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, foreign growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.


[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION

As of June 14, 2000, the Fund had not yet commenced operations, and did not have a performance history.

The Fund will compare its performance to that of the MSCI World Index. The MSCI World Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.

TURNER GLOBAL TOP 40 FUND


[GRAPHIC OF DOLLAR SIGN OMITTED]

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                  Class I Shares

Redemption Fee (as a percentage of amount redeemed, if applicable)    2.00%*

**APPLIES TO REDEMPTIONS WITHIN 180 DAYS OF PURCHASE.


This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              Class I Shares

Investment Advisory Fees                          1.00%*
Distribution (12b-1) Fees                         None
Other Expenses                                    0.65%**
                                                  -------
   Total Annual Fund Operating Expenses           1.65%
   Fee waivers and expense reimbursements         0.25%
                                                  -------
  Net Total Operating Expenses                   1.40%***

*THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE MSCI WORLD INDEX.
**OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.
***THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 0.40%. AS A RESULT, THE ADVISOR'S CONTRACTUAL AGREEMENT WILL KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.40% THROUGH JANUARY 31, 2001, OR FROM EXCEEDING 1.90% THEREAFTER. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                  1 Year            3 Years
--------------------------------------------------------------------------------
Turner Global Top 40 Fund-
   Class I Shares                                  $143              $470

TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO

FUND SUMMARY

INVESTMENT GOAL                      Total return consistent with the
                                     preservation of capital

INVESTMENT FOCUS                     Fixed income securities issued or
                                     guaranteed by the U.S. government

SHARE PRICE VOLATILITY               Low

PRINCIPAL INVESTMENT STRATEGY        Attempts to identify U.S. government
                                     securities that are attractively priced

INVESTOR PROFILE                     Investors seeking current income with a
                                     very limited amount of share price
                                     volatility


PRINCIPAL STRATEGY


The Turner Short Duration Government Funds - One Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. In addition, Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity or duration.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for five years.*

                          1995                     7.61%
                          1996                     6.41%
                          1997                     6.30%
                          1998                     5.84%
                          1999                     5.41%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FIRST FOUR YEARS OF PERFORMANCE SHOWN IS FOR THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO, THE FUND'S PREDECESSOR. THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

                  BEST QUARTER                WORST QUARTER
                     2.04%                        1.11%
                   (12/31/95)                   (6/30/99)

This table compares the Fund's average annual total returns for Class I and Class II Shares for the periods ended December 31, 1999, to those of the Merrill Lynch Three-Month Treasury Bill Index.

                                                                                               SINCE
                                                                      1 YEAR     5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
 - CLASS I SHARES                                                      5.41%      6.31%        6.04%*
TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
 - CLASS II SHARES                                                     5.40%       N/A         5.23%**
MERRILL LYNCH THREE-MONTH TREASURY BILL INDEX                          4.84%      5.35%        5.22%***

*    The inception date for Class I Shares is March 1, 1994.
**   The inception date for Class II Shares is February 27, 1998.
***  The calculation date for the Index is March 1, 1994.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Three-Month Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all dividends.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                             CLASS I SHARES      CLASS II SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                          0.25%               0.25%
Distribution (12b-1) Fees                         None                 None
Other Expenses                                    6.28%               6.53%
                                                  -----               -----
TOTAL ANNUAL FUND OPERATING EXPENSES              6.53%               6.78%
Fee Waivers and Expense Reimbursements            6.17%               6.17%
                                                  -----               -----
NET TOTAL OPERATING EXPENSES                     0.36%*               0.61%*
-------------------------------------------------------------------------------


* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, THROUGH JANUARY 31, 2001, OR FROM EXCEEDING 0.86% AND 1.11%, RESPECTIVELY, THEREAFTER. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                   1 YEAR         3 YEARS        5 YEARS        10 YEARS
TURNER SHORT DURATION GOVERNMENT FUNDS
 - ONE YEAR PORTFOLIO - CLASS I SHARES              $37            $225            $432          $1,037
TURNER SHORT DURATION GOVERNMENT FUNDS
 - ONE YEAR PORTFOLIO - CLASS II SHARES             $62            $304            $568          $1,336

TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO

FUND SUMMARY

INVESTMENT GOAL                          Total return consistent with the
                                         preservation of capital

INVESTMENT FOCUS                         Fixed income securities issued or
                                         guaranteed by the U.S. government

SHARE PRICE VOLATILITY                   Low to medium

PRINCIPAL INVESTMENT STRATEGY            Attempts to identify U.S. government
                                         securities that are attractively priced

INVESTOR PROFILE                         Investors seeking current income with
                                         a limited amount of share price
                                         volatility


PRINCIPAL STRATEGY


The Turner Short Duration Government Funds - Three Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three-year U.S. Treasury notes, the Fund may invest in securities with any maturity.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for five years.*

                              1995                  11.18%
                              1996                   5.26%
                              1997                   6.92%
                              1998                   6.93%
                              1999                   2.75%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FIRST FOUR YEARS OF PERFORMANCE SHOWN IS FOR THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO, THE FUND'S PREDECESSOR.
THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

                        BEST QUARTER                WORST QUARTER
                           3.24%                        0.40%
                         (3/31/95)                    (3/31/96)

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 1999, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index.

                                                                            1 YEAR     5 YEARS   SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO
 - CLASS I SHARES                                                            2.75%      6.57%        5.85%*
TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO
 - CLASS II SHARES                                                            N/A        N/A         6.29%**
LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT BOND INDEX                          2.96%      6.47%        5.79%***


*    The inception date for Class I Shares is March 1, 1994.
**   The inception date for Class II Shares is April 28, 1999.
***  The calculation date for the Index is March 1, 1994.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. government obligations with maturities of at least one year.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                         CLASS I SHARES          CLASS II SHARES
------------------------------------------------------------------------------------------------
Investment Advisory Fees                                     0.25%                    0.25%
Distribution (12b-1) Fees                                     None                     None
Other Expenses                                               0.70%*                   0.95%*
                                                             ----                     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                         0.95%                    1.20%
Fee Waivers and Expense Reimbursements                       0.59%                    0.59%
                                                             -----                    ----
NET TOTAL OPERATING EXPENSES                                 0.36%**                  0.61%**

--------------------------------------------------------------------------------


*OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT EXPENSES.
**THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, THROUGH JANUARY 31, 2001, OR FROM EXCEEDING 0.86% AND 1.11%, RESPECTIVELY, THEREAFTER. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                   1 YEAR         3 YEARS         5 YEARS        10 YEARS
TURNER SHORT DURATION GOVERNMENT FUNDS
 - THREE YEAR PORTFOLIO - CLASS I SHARES            $37             $225           $432           $1,037
TURNER SHORT DURATION GOVERNMENT FUNDS
 - THREE YEAR PORTFOLIO - CLASS II SHARES           $62             $304           $568           $1,336

TURNER CORE HIGH QUALITY FIXED INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                           Current income and capital
                                          appreciation

INVESTMENT FOCUS                          Investment grade U.S. corporate and
                                          government bonds

SHARE PRICE VOLATILITY                    Medium

PRINCIPAL INVESTMENT STRATEGY             Attempts to identify quality fixed
                                          income securities with intermediate
                                          maturities

INVESTOR PROFILE                          Investors who are seeking current
                                          income and capital appreciation and
                                          who are willing to accept principal
                                          risk


PRINCIPAL STRATEGY


The Turner Core High Quality Fixed Income Fund invests primarily (at least 65% of its assets) in investment grade fixed income securities, including U.S. government securities, corporate debt securities, mortgage-backed securities, asset-backed securities, and short-term obligations. Turner Investment Partners will allocate the Fund's assets among these market sectors based on its analysis of historical data, yield trends and credit ratings. In selecting investments for the Fund, Turner chooses securities with intermediate durations that are attractively priced and that offer competitive yields. Typically, the Fund's average duration will be between three and six years (although the Fund may hold securities with longer or shorter durations).


PRINCIPAL RISKS


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, U.S. fixed income securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

PERFORMANCE INFORMATION

The Turner Core High Quality Fixed Income Fund commenced operations on June 30, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index is a widely-recognized market value-weighted (higher market value stocks have more influence than lower market value stocks) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            CLASS I SHARES
-----------------------------------------------------------------------------
Investment Advisory Fees                                         0.50%
Distribution (12b-1) Fees                                        None
Other Expenses                                                   1.49%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.99%
Fee Waivers and Expense Reimbursements                           1.54%
                                                                 -----
NET TOTAL OPERATING EXPENSES                                     0.45%*
----------------------------------------------------------------------------


*THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 0.45% THROUGH JANAURY 31, 2001, OR FROM EXCEEDING 1.00% THEREAFTER. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                                   1 YEAR       3 YEARS       5 YEARS     10 YEARS
TURNER CORE HIGH QUALITY FIXED INCOME FUND - CLASS I SHARES          $46          $265         $504        $1,203

INVESTMENTS AND PORTFOLIO MANAGEMENT

THE FUNDS' OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.


As of May 31, 2000, Turner had approximately $8 billion in assets under management. For its services during the most recent fiscal year, Turner received investment advisory fees (after waivers and reimbursements) of:

   TURNER MIDCAP GROWTH FUND            0.75%
   TURNER SMALL CAP GROWTH FUND         0.96%

For its services during the most recent fiscal year, Turner received no advisory fees, and waived/reimbursed expenses of:

   TURNER MICRO CAP GROWTH FUND        0.96%
   TURNER SHORT DURATION GOVERNMENT
      FUNDS - ONE YEAR PORTFOLIO       6.28%
   TURNER SHORT DURATION GOVERNMENT
      FUNDS - THREE YEAR PORTFOLIO     0.81%
   TURNER CORE HIGH QUALITY FIXED
      INCOME FUND                      1.04%


Turner is entitled to receive base investment advisory fees from the following Funds as set forth below:

   TURNER TOP 20 FUND                    1.10%
   TURNER TECHNOLOGY FUND                1.10%
   TURNER B2B E-COMMERCE FUND            1.10%
   TURNER WIRELESS & COMMUNICATIONS FUND 1.10%
   TURNER GLOBAL TOP 40 FUND             1.00%

However, these fees may be higher or lower depending on a Fund's performance relative to a benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees. These performance-based adjustments will take effect after the Funds have been in operation for more than one year.

For the period from July 1, 1999 through September 30, 1999, Turner received no advisory fees, and waived/reimbursed expenses of:

     TURNER TOP 20 FUND                                                    0.10%
     TURNER TECHNOLOGY FUND                                                1.44%

TURNER'S EQUITY INVESTMENT PHILOSOPHY

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and attempt to maintain sector weightings that are neutral to diversified against those of a benchmark index, since Turner believes it is imprudent to be overly-invested in any individual security. This allows Turner's stock selection process to be the primary determinant of performance.

PORTFOLIO MANAGERS

The Midcap Growth and Top 20 Funds are managed by a committee comprised of Chris McHugh, Bill McVail and Robert Turner. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Chris McHugh and Frank Sustersic. The Micro Cap Growth Fund is managed by a committee comprised of Frank Sustersic, Bill McVail and Chris Perry. The Technology Fund is managed by a committee comprised of Robert Turner, Chris McHugh and Robb Parlanti. The Global Top 40 Fund is managed by a committee comprised of Mark Turner, Robert Turner, Robb Parlanti and Chris Perry. The B2B E-Commerce Fund is managed by a committee comprised of Chris McHugh, Robert Turner and John Hammerschmidt. The Wireless & Communications Fund is managed by a committee comprised of Chris McHugh, Robert Turner and Robb Parlanti. The Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund are managed by a committee comprised of James Midanek and John Pak. The background of each committee member is set forth below.

Robert E. Turner is a member of the committees which manage the Midcap Growth, Top 20, Technology, Global Top 40, B2B E-Commerce, and Wireless & Communications Funds, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, is lead manager of the Top 20 and Technology Funds and co-manager of the Midcap Growth, Global Top 40, E-Commerce, and Wireless & Communications Funds. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 19 years of investment experience.

John Hammerschmidt is a member of the committee which manages the B2B E-Commerce Fund, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is co-manager of the E-Commerce Fund. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was Vice President in Government Securities Trading at S.G. Warburg. He has 17 years of investment experience.

Mark Turner is a member of the committee which manages the Global Top 40 Fund, as set forth above. Mr. Turner, Chairman of the Adviser, is lead manager of the Global Top 40 Fund. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 18 years of investment experience.

Christopher K. McHugh is a member of the committees which manage the Midcap Growth, Small Cap Growth, Top 20, Technology, B2B E-Commerce, and Wireless & Communications Funds, as set forth above. Mr. McHugh, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Midcap Growth, E-Commerce and Wireless & Communications Funds and co-manager of the Small Cap Growth, Top 20 and Technology Funds. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 14 years of investment experience.

Bill McVail is a member of the committees which manage the Small Cap Growth, Midcap Growth, Micro Cap Growth and Top 20 Funds, as set forth above. Mr. McVail, CFA, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth, Micro Cap Growth and Top 20 Funds. Mr. McVail joined the Adviser in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 12 years of investment experience.

Frank L. Sustersic is a member of the committees which manage the Micro Cap and Small Cap Growth Funds, as set forth above. Mr. Sustersic, CFA, a Senior Equity Portfolio Manager of the Adviser, serves as lead manager of the Micro Cap Growth Fund and co-manager of the Small Cap Growth Fund. Mr. Sustersic joined Turner in 1994. Mr. Sustersic has 9 years of investment experience.

Chris Perry is a member of the committee which manages the Micro Cap Growth and Global Top 40 Funds, as set forth above. Mr. Perry, CFA, Senior Security Analyst of the Adviser, is co-manager of the Micro Cap Growth and Global Top 40 Funds. Mr. Perry joined the Adviser in 1998. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 9 years of investment experience.

Robb J. Parlanti is a member of the committees which manage the Technology, Global Top 40, and Wireless & Communications Funds, as set forth above. Mr. Parlanti, CFA, Senior Portfolio Manager of the Adviser, is co-manager of the Technology, Global Top 40 and Wireless & Communications Funds. Mr. Parlanti joined the Adviser in 1993. Prior to 1993, he was Assistant Vice President and Portfolio Manager at PNC Bank. He has 13 years of investment experience.

James L. Midanek is a member of the committee which manages the Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund. Mr. Midanek, Chief Investment Officer - Fixed Income, joined the Adviser in 1997. Prior to 1997, he was Chief Investment Officer of Solon Asset Management, L.P., which he founded in 1989, and Portfolio Manager of the Short Duration Government Funds. From 1992 to 1994, Mr. Midanek was Chief Investment Officer to the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds. Mr. Midanek has 19 years of investment experience.

John Pak is a member of the committee which manages the Fixed Income Funds, as set forth above. Mr. Pak, Senior Portfolio Manager/Analyst of the Adviser, is co-manager of the Fixed Income Funds. Mr. Pak joined the adviser in 2000. Prior to 2000, he was Vice President/Trade Desk Manager at Tuttle Decision Systems and Assistant Vice President at C.F. Childs and Company.

TURNER'S PAST PERFORMANCE


Since January 1, 1998, Turner has managed some assets in a "top 20" style. In this style, Turner's best investment ideas are combined in a single portfolio consisting of 15-25 stocks. There is no limit on the capitalization of any stock, and these portfolios have typically been invested across a broad range of sectors and capitalizations.

The following table presents historical performance information for a composite consisting of the Top 20 Fund and two discretionary "top 20" accounts that are managed by Turner in a way that is equivalent in all material respects as to objectives, policies and strategies to how Turner is managing the Top 20 Fund. This table also compares the performance to that of the Standard & Poor's 500 Index. The computed rates of return include the impact of capital appreciation as well as the reinvestment of interest and dividends. This data does not indicate how the Top 20 Fund may perform in the future:

                                      FOURTH CALENDAR            12 MONTHS          1/1/98 (INCEPTION)
                                       QUARTER 1999            ENDED 12/31/99          TO 12/31/99
Composite Gross Performance               60.43%                  235.07%                165.18%*
Composite Net Performance                 60.25%                  232.64%                162.60%*
S&P 500 Performance                       14.88%                   21.05%                 24.75%

*  Annualized

THE MODIFIED BANK ADMINISTRATION INSTITUTE (BAI) METHOD IS USED TO COMPUTE A TIME WEIGHTED RATE OF RETURN IN ACCORDANCE WITH STANDARDS SET BY THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH (AIMR). THE PERFORMANCE FIGURES FOR THE ADVISER'S ACCOUNTS DESCRIBED ABOVE ARE NET OF ADVISORY FEES AND EXPENSES. THE EFFECT OF DEDUCTING FUND OPERATING EXPENSES ON ANNUALIZED PERFORMANCE, INCLUDING THE COMPOUNDING EFFECT OVER TIME, MAY BE SUBSTANTIAL, AND WILL REDUCE THE PERFORMANCE OF THE FUND.

ALL INFORMATION PRESENTED RELIES ON DATA SUPPLIED BY THE ADVISER AND STATISTICAL SERVICES, REPORTS OR OTHER SOURCES BELIEVED BY THE TRUST TO BE RELIABLE. IT HAS NOT BEEN INDEPENDENTLY VERIFIED OR AUDITED BY THE FUNDS.

PURCHASING, SELLING AND EXCHANGING TURNER FUNDS


--------------------------------------------------------------------------------

In order to open a new account, you must complete and mail the NEW ACCOUNT APPLICATION that you receive with this prospectus.
--------------------------------------------------------------------------------

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions listed below.

Each fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and Press 3 to place a trade.

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

By regular mail                               By express or overnight mail

The Turner Funds                              The Turner Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64121-9805                    330 W. 9th Street
                                              Kansas City, MO 64105

* PURCHASE FUND SHARES BY WIRING FUNDS TO:
  United Missouri Bank of Kansas NA
  ABA #101000695
  Account # 9870601168
  Further Credit: name of fund, shareholder name and Turner Funds account number

CLOSING THE FUNDS TO NEW INVESTORS AT CERTAIN ASSET LEVELS

There are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more and more money regardless of their capacity to find attractive investments. Turner Investment Partners will not do this. Turner will close a Fund to most new investors once assets under management reach certain specified levels. For the Small Cap Growth and Micro Cap Growth Styles, those specified levels have been reached, and the Small Cap Growth and Micro Cap Growth Funds are currently closed to new investors. The Small Cap Growth Fund was closed to most new investors on August 29, 1997, and the Micro Cap Growth Fund was closed to most new investors on March 7, 2000. Similarly, Turner's Midcap Growth Style (which include the assets of the Fund) will be closed when the assets Turner manages in the style are within the range of $5.6 billion and $7.9 billion. When this asset range is reached, the Midcap Growth Fund will be closed to new investors. Existing shareholders of the Funds will be notified before any Fund is closed to new investors.

Shareholders of the Funds as of the effective date for a Fund closing may continue to make investments and may open additional accounts with the Funds, provided the new accounts are registered in the same name or have the same taxpayer identification or social security number assigned to them. In addition, certain limited classes of new investors may also purchase shares of the Funds after they are closed to new investors. See "Purchasing, Selling and Exchanging Fund Shares."

PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

The Turner Funds are "no load" mutual funds, meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the minimum subsequent investment is $50. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.


PURCHASING TURNER FUND SHARES

CHOOSING CLASS I OR CLASS II SHARES

Class I and Class II Shares have different expenses and other characteristics.

Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.

Class II Shares are for individual investors who purchase shares through financial institutions or intermediaries. Only the Turner Short Duration Government Funds - One Year Portfolio and Turner Short Duration Government Funds
- Three Year Portfolio offer Class II Shares.

   CLASS I SHARES                              CLASS II SHARES
o  NO SALES CHARGE                          o  NO SALES CHARGE
o  LOWER ANNUAL EXPENSES                    o  HIGHER ANNUAL EXPENSES
o  $2,500 MINIMUM INITIAL INVESTMENT        o  $2,500 MINIMUM INITIAL INVESTMENT

For some investors the minimum initial investment may be lower.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.

To open an account:

o BY MAIL -- Please send your completed application, with a check payable to the Turner Funds, to the address listed on this page. Your check must be in

     U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________
     Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Class I Shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.


WHO IS ELIGIBLE TO INVEST IN A FUND ONCE IT IS CLOSED TO NEW INVESTORS?

If you are a shareholder of a Fund when it closes to new investors, you will be able to make additional investments in the Fund and reinvest your dividends and capital gains distributions. Once a Fund is closed, you may open a new account only if:

o your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

o you are a current Fund trustee or officer, or an employee of Turner Investment Partners, Inc. or a member of the immediate family of any of these people; or

o you are a client of a financial adviser or planner who has client assets invested in the TIP Funds as of the date of any proposed new investment in the Fund.


HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

PURCHASING ADDITIONAL SHARES

o BY MAIL -- Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

o BY PHONE Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 25.


ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.

SELLING TURNER FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.


You may sell shares by following procedures established when you opened your account or accounts. If you have any questions call 1-800-224-6312.

o BY MAIL If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o BY PHONE When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.


SYSTEMATIC WITHDRAWAL PLAN

If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING TURNER FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES:

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

The Turner Short Duration Government Funds-One Year Portfolio and Turner Short Duration Government Funds-Three Year Portfolio have adopted a shareholder service plan for their Class II Shares that allows the Funds to pay service fees of up to 0.25% of average daily net assets for services provided to shareholders.

DIVIDENDS AND DISTRIBUTIONS

The Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Top 20, Turner Technology, Turner B2B E-Commerce, Turner Wireless & Communications, and Turner Global Top 40 Funds distribute their income annually as a dividend to shareholders. The Turner Short Duration Government Funds - One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio and Turner Core High Quality Fixed Income Fund declare their investment income daily and distribute it monthly as a dividend to shareholders.


The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.



TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.


More information about taxes is in the SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class I and Class II Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.



FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                          NET GAINS OR
                                           LOSSES ON
                 NET                       SECURIITES
                ASSET          NET           (BOTH        TOTAL          DIVIDENDS    DISTRIBUTIONS
                VALUE,      INVESTMENT      REALIZED      FROM           (FROM NET        (FROM        RETURNS
               BEGINNING      INCOME           AND       INVESTMENT      INVESTMENT       CAPITAL        OF      TOTAL
               OF PERIOD      (LOSS)       UNREALIZED)   OPERATIONS       INCOME)         GAINS)       CAPITAL  DISTRIBUTIONS
               ---------    ----------     -----------   ----------    -------------  -------------   -------   -------------

TURNER MIDCAP GROWTH FUND
1999            $13.87        (0.06)          11.72      11.66                --             --         --        --
1998            $14.22        (0.07)           0.22       0.15                --          (0.50)        --        (0.50)
1997(3)         $10.00        (0.03)           4.36       4.33                --          (0.11)        --        (0.11)
TURNER SMALL CAP GROWTH FUND
1999            $21.49        (0.26)          12.97      12.71                --             --         --        --
1998            $26.35        (0.23)          (4.19)     (4.42)               --          (0.25)     (0.19)       (0.44)
1997            $23.13        (0.07)           3.80       3.73                --          (0.51)        --        (0.51)
1996(2)         $16.08        (0.08)           8.17       8.09                --          (1.04)        --        (1.04)
1995            $10.90        (0.06)           5.24       5.18                --             --         --        --
1994(4)         $10.00        (0.02)           0.92       0.90                --             --         --        --
TURNER MICRO CAP GROWTH FUND
1999(5)         $ 9.88        (0.05)          11.26      11.21                --             --         --        --
1998(6)         $10.00        (0.04)          (0.08)     (0.12)               --             --         --        --
TURNER TOP 20 FUND
1999(7)         $10.00        (0.02)           4.01       3.99                --             --         --        --
TURNER TECHNOLOGY FUND
1999(7)         $10.00        (0.02)           4.08       4.06                --             --         --        --


                 NET ASSET
                 VALUE, END      TOTAL
                 OF PERIOD     RETURN+
                 ---------     -------

TURNER MIDCAP GROWTH FUND
1999                $25.53       84.07%
1998                $13.87        1.24%
1997(3)             $14.22       43.77%
TURNER SMALL CAP GROWTH FUND
1999                $34.20       59.14%
1998                $21.49      (16.90)%
1997                $26.35       16.64%
1996(2)             $23.13       52.90%
1995                $16.08       47.52%
1994(4)             $10.90       12.35%
TURNER MICRO CAP GROWTH FUND
1999(5)             $21.09      113.46%
1998(6)             $ 9.88       (1.20)%
TURNER TOP 20 FUND
1999(7)             $13.99       39.90%
TURNER TECHNOLOGY FUND
1999(7)             $14.06       40.60%


                                  RATIO OF                                                              RATIO OF NET
                                  EXPENSES         RATIO OF                           RATIO OF           INVESTMENT
                               TO AVERAGE NET      EXPENSES                            EXPENSES          INCOME (LOSS)
                                   ASSETS         TO AVERAGE         RATIO OF NET     TO AVERAGE          TO AVERAGE
                   NET           (INCLUDING       NET ASSETS           INCOME        NET ASSETS          NET ASSETS
                ASSETS, END        DIRECTED        (INCLUDING           (LOSS)        (EXCLUDING          (EXCLUDING       PORTFOLIO
                OF PERIOD         BROKERAGE       WAIVERS AND        TO AVERAGE      WAIVERS AND         WAIVERS AND       TURNOVER
                  (000)         ARRANGEMENTS)   REIMBURSEMENTS)      NET ASSETS    REIMBURSEMENTS)     REIMBURSEMENTS)       RATE
                ----------      -------------   ---------------      ------------  ---------------     ---------------     ---------

TURNER MIDCAP GROWTH FUND
1999             $148,830            1.03%            1.08%            (0.58)%           1.08%             (0.58)%          290.79%
1998             $ 24,582            1.23%            1.34%            (0.79)%           1.73%             (1.18)%          304.29%
1997(3)          $  5,145            1.25%*           1.25%*           (0.62)%*          7.96%*            (7.33)%*         348.29%
TURNER SMALL CAP GROWTH FUND
1999             $254,077            1.25%            1.27%            (1.00)%           1.31%             (1.04)%          223.61%
1998             $147,534            1.25%            1.28%            (0.99)%           1.41%             (1.12)%          167.73%
1997             $153,462            1.24%            1.24%            (0.84)%           1.33%             (0.93)%          130.68%
1996(2)          $ 67,425            1.25%*           1.25%*           (0.88)%*          1.54%*            (1.17)%*         149.00%
1995             $ 13,072            1.25%            1.25%            (0.68)%           2.39%             (1.82)%          183.49%
1994(4)          $  4,806            1.09%*           1.09%*           (0.27)%*          4.32%*            (3.50)%*         173.92%
TURNER MICRO CAP GROWTH FUND
1999(5)          $ 12,963            0.90%            0.90%            (0.47)%           2.86%             (2.43)%          239.32%
1998(6)          $  2,843            1.25%*           1.25%*           (0.64)%*          8.18%*            (7.57)%*         128.53%
TURNER TOP 20 FUND
1999(7)          $ 16,112            1.35%*           1.35%*           (0.87)%*          2.55%*            (2.07)%*         369.11%
TURNER TECHNOLOGY FUND
1999(7)          $  8,296            1.35%*           1.35%*           (0.87)%*          3.89%*            (3.41)%*         317.32%

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





                    NET
                   ASSET                        NET GAINS
                   VALUE,                       OR LOSSES                          DIVIDENDS      DISTRIBUTIONS
                 BEGINNING         NET         ON SECURIITES      TOTAL FROM      (FROM NET           (FROM
                    OF          INVESTMENT     (BOTH REALIZED     INVESTMENT       INVESTMENT          CAPITAL        TOTAL
                  PERIOD          INCOME       AND UNREALIZED)    OPERATIONS        INCOME)            GAINS)       DISTRIBUTIONS
                 ---------      ----------     ------------       ----------     -------------      -------------  --------------

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS I SHARES
1999(8)           $10.09           0.54            (0.02)           0.52            (0.56)                 --         (0.56)
1998(9)           $10.08           0.35               --            0.35            (0.33)              (0.01)        (0.34)
1998(10)          $10.06           0.60             0.02            0.62            (0.60)                 --         (0.60)
1997              $10.03           0.60             0.03            0.63            (0.60)                 --         (0.60)
1996               $9.99           0.64             0.05            0.69            (0.65)                 --         (0.65)
1995(6)           $10.00           0.53            (0.02)           0.51            (0.52)                 --         (0.52)
TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS II SHARES
1999(8)           $10.11           0.47             0.02            0.49            (0.50)                 --         (0.50)
1998(11)          $10.08           0.30             0.03            0.33            (0.30)                 --         (0.30)
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS I SHARES
1999(12)          $10.25           0.55            (0.27)           0.28            (0.55)              (0.14)        (0.69)
1998(9)           $10.10           0.35             0.15            0.50            (0.34)              (0.01)        (0.35)
1998(10)          $10.00           0.59             0.10            0.69            (0.59)                 --         (0.59)
1997              $10.04           0.58            (0.01)           0.57            (0.59)              (0.02)        (0.61)
1996              $ 9.80           0.60             0.23            0.83            (0.59)                 --         (0.59)
1995(6)           $10.00           0.61            (0.22)           0.39            (0.59)                 --         (0.59)
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS II SHARES
1999(13)          $ 9.95           0.68            (0.13)           0.55            (0.70)                 --         (0.70)
TURNER CORE HIGH QUALITY FIXED INCOME FUND
1999(7)           $10.00           0.14            (0.09)          (0.05)           (0.14)                 --         (0.14)





                 NET ASSET
                 VALUE, END        TOTAL
                 OF PERIOD       RETURN+
                 ---------       -------

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS I SHARES
1999(8)             $10.05          5.34%
1998(9)             $10.09          3.50%
1998(10)            $10.08          6.34%
1997                $10.06          6.32%
1996                $10.03          7.09%
1995(6)             $ 9.99          5.21%
TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS II SHARES
1999(8)             $10.10          5.00%
1998(11)            $10.11          3.26%
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS I SHARES
1999(12)            $ 9.84          2.89%
1998(9)             $10.25          5.09%
1998(10)            $10.10          7.07%
1997                $10.00          5.45%
1996                $10.04          8.73%
1995(6)             $ 9.80          4.08%
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS II SHARES
1999(13)            $ 9.80          5.64%
TURNER CORE HIGH QUALITY FIXED INCOME FUND
1999(7)             $ 9.91          0.48%



                                                                                RATIO OF NET
                                                             RATIO OF            INVESTMENT
                                                             EXPENSES           INCOME (LOSS)
                                                            TO AVERAGE           TO AVERAGE                    AVERAGE
            NET ASSETS,      RATIO OF       RATIO OF NET      NET ASSETS           NET ASSETS                     DEBT
              END OF         EXPENSES       INCOME        (EXCLUDING           (EXCLUDING                   PER SHARE
              PERIOD        TO AVERAGE      TO AVERAGE      WAIVERS AND          WAIVERS AND      INTEREST    DURING THE
               (000)        NET ASSETS      NET ASSETS    REIMBURSEMENTS)      REIMBURSEMENTS)    EXPENSE     PERIOD(14)
            ----------     ------------    ------------   ---------------      ---------------    --------    ----------

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS I SHARES
1999(8)       $ 3,207          0.00%           5.50%            6.53%              (1.03)%            --           --
1998(9)       $   991          0.00%*          5.88%*          10.83%*             (4.95)%*           --           --
1998(10)      $ 1,195          0.00%           5.97%            8.83%              (2.86)%            --           --
1997          $   864          0.00%           5.91%           10.25%              (4.34)%            --           --
1996          $   398          0.00%           6.46%           16.47%             (10.01)%            --           --
1995(6)       $   145          0.00%           5.74%           27.89%             (22.15)%            --           --
TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS II SHARES
1999(8)       $ 3,155          0.23%           5.13%            6.76%              (1.40)%            --           --
1998(11)           --          0.25%*          5.63%*          11.08%*             (5.20)%*           --           --
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS I SHARES
1999(12)      $38,687          0.24%           6.21%            1.31%               5.14%             --           --
1998(9)       $12,015          0.24%*          5.84%*           1.49%*              4.59%*            --           --
1998(10)      $15,544          0.24%           5.85%            1.21%               4.88%             --           --
1997          $17,809          0.24%           5.80%            1.21%               4.83%           0.02%       $0.04
1996          $11,027          0.24%           6.18%            1.45%               4.97%           0.12%       $0.28
1995(6)       $ 7,065          0.15%           6.21%            1.18%               5.18%           0.04%       $0.08
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS II SHARES
1999(13)      $    87          0.48%*          5.71%*           0.95%*              5.24%*            --           --
TURNER CORE HIGH QUALITY FIXED INCOME FUND
1999(7)       $10,009          0.45%*          5.67%*           1.99%*              4.13%*            --           --







                AVERAGE      RATIO OF NET
                 DEBT          AVERAGE
              OUTSTANDING       SHARES
               DURING THE    OUTSTANDING    PORTFOLIO
               PERIOD(14)       DURING      TURNOVER
                  (15)        THE PERIOD      RATE
              -----------    ------------   ---------

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS I SHARES
1999(8)               --             --      154.33%
1998(9)               --             --       96.56%
1998(10)              --             --       68.80%
1997                  --             --       81.82%
1996                  --             --           --
1995(6)               --             --           --
TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS II SHARES
1999(8)                              --      154.33%
1998(11)              --             --       96.56%
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS I SHARES
1999(12)              --             --      257.98%
1998(9)               --             --      121.63%
1998(10)              --             --      197.03%
1997            $ 56,238      1,320,830      279.00%
1996            $256,115        901,238      251.00%
1995(6)         $ 75,604        895,472      405.00%
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS II SHARES
1999(13)              --             --      257.98%
TURNER CORE HIGH QUALITY FIXED INCOME FUND
1999(7)               --             --       39.70%

*    Annualized

+    Returns are for the period indicated and have not been annualized.

(2) On April 19, 1996, the Board of Trustees of the Adviser Inner Circle Funds voted to approve a tax-free reorganization of the Turner Funds. In connection with the reorganization, the Funds changed their fiscal year end from October 31 to September 30, effective September 30, 1996.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced operations on February 7, 1994.

(5) On January 25, 1999 shareholders of the Alpha Select Turner Micro Cap Growth Fund (the "Funds") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Micro Cap Growth Fund.

(6)  Commenced operations on March 1, 1998.

(7) Commenced operations on June 30, 1999. Amounts designated as "--" are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements.

(8) On May 24, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-One Year Portfolio (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-One Year Portfolio.

(9) On November 10, 1997 the Board of Trustees of TIP Institutional Funds (formerly, The Solon Funds) approved a change in the Turner Short Duration Government Funds Three Year and One Year Portfolios' year end from February 28 to September 30, effective March 1, 1998.

(10) On January 22, 1998, shareholders of both the Three Year and One Year Funds approved a change in the advisor from Solon Asset Management, L.P. to Turner Investment Partners, Inc.

(11) Commenced operations on February 27, 1998

(12) On January 25, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio (the "Funds") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-Three Year Portfolio.

(13) Commenced operations on April 28, 1999.

(14) Average based upon amounts outstanding at each month end.

(15) There was no debt outstanding at the end of any period presented.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                    TIP FUNDS

INVESTMENT ADVISER

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, PA 19312

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about Turner Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated June 30, 2000, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-224-6312


BY MAIL: Write to Turner Funds at:
P.O. Box 219805
Kansas City, MO 64121-9805


BY INTERNET:  HTTP://WWW.TURNER-INVEST.COM



FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS

                           TURNER B2B E-COMMERCE FUND
                      TURNER WIRELESS & COMMUNICATIONS FUND
                            TURNER GLOBAL TOP 40 FUND

                         SUPPLEMENT DATED JUNE 30, 2000
                      TO THE PROSPECTUS DATED JUNE 30, 2000


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

         --------------------------------------------------------------

         Effective immediately, purchases of Class I Shares of the B2B E-Commerce, Wireless & Communications, and Global Top 40 Funds will not be subject to the 2% redemption fee described in the prospectus. The Fund will notify all existing shareholders if and when it decides to implement the fee.

      --------------------------------------------------------------------

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TUR-A-030-06

                                    TIP FUNDS

                                   PROSPECTUS
                                  JUNE 15, 2000

                        TURNER SELECT GROWTH EQUITY FUND

                               INVESTMENT ADVISER
                        TURNER INVESTMENT PARTNERS, INC.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    1 of 15

                              ABOUT THIS PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Turner Select Growth Equity Fund that you should know before investing. The Fund is designed for investment by Taft-Hartley and other health, benefit and retirement plan investors. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                          PAGE
     TURNER SELECT GROWTH EQUITY FUND.....................................3
     INVESTMENTS AND PORTFOLIO MANAGEMENT.................................6
     PURCHASING, SELLING AND EXCHANGING TURNER FUNDS......................8
     DIVIDENDS, DISTRIBUTIONS AND TAXES...................................12

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.


                                    2 of 15

TURNER SELECT GROWTH EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                Capital appreciation

INVESTMENT FOCUS               Very large capitalization U.S. common stocks

SHARE PRICE VOLATILITY         Medium to high

PRINCIPAL INVESTMENT STRATEGY  Attempts to identify very large capitalization
                               U.S. companies with strong earnings growth potential

INVESTOR PROFILE               Investors seeking long-term growth of capital who
                               can withstand the share price volatility of equity investing


PRINCIPAL STRATEGY

The Turner Select Growth Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations (I.E., over $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund may also purchase securities of smaller companies that offer growth potential. The Fund will invest in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell Top 200 Growth Index. Portfolio exposure is generally limited to a maximum of 2% in any single issue, subject to exceptions for securities whose issuers are included in the Russell Top 200 Growth Index. The Fund also may invest without regard to this limit in securities of companies that are not part of the Russell Top 200 Growth Index.

PRINCIPAL RISKS

The Turner Select Growth Equity Fund is a mutual fund. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its investment goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                    3 of 15

In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

PERFORMANCE INFORMATION

As of June 14, 2000, the Fund had not commenced operations, and did not have a performance history.

Nonetheless, the Fund will compare its future performance to that of the Russell Top 200 Growth Index and the S&P 500 Index. The Russell Top 200 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 200 largest U.S. companies with higher growth rates and price-to-book ratios. The S&P 500 Index is an unmanaged index of 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                           CLASS I                  CLASS II
--------------------------------------------------------------------------------
Investment Advisory Fees                   0.60%                    0.60%
Distribution (12b-1) Fees                  None                     None
Other Expenses                             0.40%*                   0.65%*
                                           -------                  -------
TOTAL ANNUAL FUND OPERATING EXPENSES       1.00%                    1.25%
Fee Waivers and Expense Reimbursements     (0.25%)                  (0.25%)
                                           -------                  -------
NET TOTAL OPERATING EXPENSES               0.75%**                  1.00%**

*  OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.
** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 0.75% AND 1.00%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.00% AND 1.25%, RESPECTIVELY, IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED.

                                    4 of 15

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                     1 YEAR          3 YEARS
Turner Select Growth Equity Fund - Class I Shares      $77              $207
Turner Select Growth Equity Fund - Class II Shares    $102              $346

                                    5 of 15

THE FUND'S OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. For liquidity purposes, a portion of the Fund's investments may be invested in cash, as necessary. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to the Fund. As the Fund's Adviser, Turner makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. The Adviser also ensures compliance with the Fund's investment policies and guidelines.

As of May 31, 2000, Turner had approximately $8 billion in assets under management. For its services, Turner is entitled to receive investment advisory fees as follows:

TURNER SELECT GROWTH EQUITY FUND           0.60%

TURNER'S EQUITY INVESTMENT PHILOSOPHY

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and attempt to maintain sector weightings that match those of a benchmark index, since Turner believes it is imprudent to be overly-invested in any individual security. This allows Turner's stock selection process within the sectors to be the primary determinant of performance.


                                    6 of 15

PORTFOLIO MANAGERS

The Turner Select Growth Equity Fund is managed by a committee comprised of Robert Turner, John Hammerschmidt and Mark Turner.

Robert Turner is a member of the committee which manages the Turner Select Growth Equity Fund, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, is lead manager of the Fund. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 19 years of investment experience.

John Hammerschmidt is a member of the committee which manages the Turner Select Growth Equity Fund, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is co-manager of the Fund. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was a Vice President in Government Securities Trading at S.G. Warburg. He has 17 years of investment experience.

Mark Turner is a member of the committee which manages the Select Growth Equity Fund as set forth above. Mr. Turner, Chairman of the Adviser, is co-manager of the Fund. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 16 years of investment experience.

                                    7 of 15

PURCHASING, SELLING AND EXCHANGING FUND SHARES


INVESTING IN THE TURNER FUNDS

In order to open a new account, you must complete and mail the NEW ACCOUNT APPLICATION that you receive with this prospectus.

All trades must be received by the Fund's Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions listed below.

The Fund's minimum initial investment is $1 million with minimum subsequent purchases of $10,000.

ONCE YOU ARE A SHAREHOLDER OF THE TURNER FUNDS YOU CAN DO THE FOLLOWING:

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

         By regular mail                      By express or overnight mail

         Turner Funds                         Turner Funds
         P.O. Box 219805                      c/o DST Systems Inc.
         Kansas City, MO 64121-9805           330 W. 9th Street
                                              Kansas City, MO 64105

*        PURCHASE FUND SHARES BY WIRING FUNDS TO:

         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870601168
         Further Credit: Turner Select Growth Equity Fund, shareholder name and Turner Funds account number

                                    8 of 15

The Turner Select Growth Equity Fund is a "no load" mutual fund meaning you pay no sales charge when purchasing shares of the Fund. The minimum initial investment is $1 million and the minimum subsequent investment is $10,000. The Fund reserves the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Fund.

PURCHASING TURNER FUNDS

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Fund or its shareholders.

To open an account:

o BY MAIL -- Please send your completed application, with a check payable to the Turner Funds, to the address listed on page 4. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: Turner Select Growth Equity Fund. The shareholder's name and account number must be specified in the wire.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


                                    9 of 15

PURCHASING ADDITIONAL SHARES

o BY MAIL -- Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Select Growth Equity Fund and your account number.

o BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 4.

ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

SELLING TURNER FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.

o BY MAIL - If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o BY PHONE -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.


                                    10 of 15

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within three Business Days after it receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, PROCEEDS FROM THE REDEMPTION MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING TURNER FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

If you meet the applicable criteria, you may exchange your shares on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.


                                    11 of 15

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $5,000 because of redemptions, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCO.) is the distributor of the Fund. SIDCO. receives no compensation for distributing the Fund's shares.

The Fund has adopted a shareholder service plan for its Class II Shares that allows the Fund to pay service fees of up to 0.25% of average daily net assets for services provided to shareholders of Class II Shares. The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale and distribution of its shares and services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of our investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

The Turner Select Growth Equity Fund distributes its investment income annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.


                                    12 of 15

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from the Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

More information about taxes is in the SAI.

                                    13 of 15

                                    TIP FUNDS

INVESTMENT ADVISER

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, Pennsylvania 19312

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated July 1, 2000, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports will contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION, INCLUDING ANSWERS TO SHAREHOLDER INQUIRES:

BY TELEPHONE:  Call 1-800-224-6312

BY MAIL:  Write to Turner Funds
P.O. Box 219805
Kansas City, Missouri 64121-9805

BY INTERNET:  HTTP://WWW.TURNER-INVEST.COM


                                    14 of 15

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Fund's Investment Company Act registration number is 811-07527.

                                    15 of 15

                                    TIP FUNDS

                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                        TURNER SELECT GROWTH EQUITY FUND
                               TURNER TOP 20 FUND
                             TURNER TECHNOLOGY FUND
                            TURNER GLOBAL TOP 40 FUND
                           TURNER B2B E-COMMERCE FUND
                      TURNER WIRELESS & COMMUNICATIONS FUND
            TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO
           TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO
                   TURNER CORE HIGH QUALITY FIXED INCOME FUND
                          TIP TARGET SELECT EQUITY FUND

                                  JUNE 30, 2000

                               INVESTMENT ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information is not a prospectus and relates only to the Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), Turner Select Growth Equity Fund ("Select Growth Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner Global Top 40 Fund ("Global Fund"), Turner B2B E Commerce Fund ("E Commerce Fund"), Turner Wireless & Communications Fund ("Communications Fund"), Turner Short Duration Government Funds - One Year Fund ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), Turner Core High Quality Fixed Income Fund ("Fixed Income Fund"), and the TIP Target Select Equity Fund ("Target Select Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Turner Funds' Prospectuses dated June 30, 2000. The Prospectuses may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS
THE TRUST ..................................................   S-2
INVESTMENT OBJECTIVES ......................................   S-2
INVESTMENT POLICIES ........................................   S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS ......  S-11
INVESTMENT LIMITATIONS .....................................  S-24
THE ADVISER ................................................  S-27
THE ADMINISTRATOR ..........................................  S-30
DISTRIBUTION AND SHAREHOLDER SERVICES ......................  S-32
TRUSTEES AND OFFICERS OF THE TRUST .........................  S-33
COMPUTATION OF YIELD AND TOTAL RETURN ......................  S-35
PURCHASE AND REDEMPTION OF SHARES ..........................  S-37
DETERMINATION OF NET ASSET VALUE ...........................  S-38
TAXES ......................................................  S-38
PORTFOLIO TRANSACTIONS .....................................  S-41
VOTING .....................................................  S-44
DESCRIPTION OF SHARES ......................................  S-44
SHAREHOLDER LIABILITY ......................................  S-45
LIMITATION OF TRUSTEES' LIABILITY ..........................  S-45
5% SHAREHOLDERS ............................................  S-45
CUSTODIAN ..................................................  S-49
EXPERTS ....................................................  S-49
LEGAL COUNSEL ..............................................  S-49
FINANCIAL STATEMENTS .......................................  S-49
APPENDIX ...................................................   A-1

THE TRUST

This Statement of Additional Information relates only to the Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), Turner Select Growth Equity Fund ("Select Growth Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner Global Top 40 Fund ("Global Fund"), Turner B2B E Commerce Fund ("E Commerce Fund"), Turner Wireless & Communications Fund ("Communications Fund"), Turner Short Duration Government Funds-One Year Portfolio ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), Turner Core High Quality Fixed Income Fund, ("Fixed Income Fund"), and TIP Target Select Equity Fund ("Target Select Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of TIP Funds (formerly, Turner Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997, which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the One Year Portfolio or the Three Year Portfolio through two separate classes, Class I and Class II, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. All other Funds in the Trust offer only Class I Shares. Except for differences between the Class I Shares and the Class II Shares pertaining to distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

On January 29, 1999, the Micro Cap Fund and the Three Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund and the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio, respectively. On June 30, 1999, the One Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Short Duration Government Funds - One Year Portfolio. Historical information presented for those Funds relates to the Alpha Select Funds. The Trust also offers shares in the Clover Max Cap Value Fund, Clover Equity Value Fund, Clover Small Cap Value Fund, Clover Fixed Income Fund, Penn Capital Select Financial Services Fund, Penn Capital Strategic High Yield Bond Fund, and Penn Capital Value Plus Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

INVESTMENT OBJECTIVES

TURNER MIDCAP GROWTH FUND -- The Midcap Fund seeks capital appreciation.

TURNER SMALL CAP GROWTH FUND -- The Small Cap Fund seeks capital appreciation.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund seeks capital appreciation.

TURNER SELECT GROWTH EQUITY FUND -- The Select Growth Fund seeks long-term capital appreciation.

TURNER TOP 20 FUND -- The Top 20 Fund seeks long-term capital appreciation.

TURNER TECHNOLOGY FUND -- The Technology Fund seeks long-term capital appreciation.

TURNER GLOBAL TOP 40 FUND -- The International Fund seeks long-term capital appreciation.

TURNER B2B E COMMERCE FUND -- The E Commerce Fund seeks long-term capital appreciation.

TURNER WIRELESS & COMMUNICATIONS FUND -- The Communications Fund seeks long-term capital appreciation.

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO -- The investment objective of each Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the One Year Portfolio seeks to maintain an average effective duration comparable to or less than that of one-year U.S. Treasury bills. The Three Year Portfolio seeks to maintain an average effective duration comparable to or less than that of three-year U.S. Treasury notes. Effective duration is an indicator of a security's price volatility or risk associated with changes in interest rates. Because the Turner Investment Partners, Inc. (the "Adviser") seeks to manage interest rate risk by limiting effective duration, each Fund may invest in securities of any maturity.

TURNER CORE HIGH QUALITY FIXED INCOME FUND -- The Fixed Income Fund seeks total return through current income and capital appreciation.

TIP TARGET SELECT EQUITY FUND -- The Target Select Fund seeks long-term growth of capital primarily from investment in U.S. equity securities.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

TURNER MIDCAP GROWTH FUND--The Midcap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations between $1 billion and $8 billion that the Adviser believes to have strong earnings growth potential. The Midcap Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in ADRs. The Midcap Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.
The Midcap Fund may purchase shares of other investment companies.

TURNER SMALL CAP GROWTH FUND--The Small Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $2 billion that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Small Cap Fund will maintain a weighted average market capitalization of less than $2 billion. The Small Cap Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2000 Growth Index (or such other appropriate index selected by the Adviser). The Small Cap Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Small Cap Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $500 million that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Micro Cap Fund will maintain a weighted average market capitalization of less than $350 million. The Micro Cap Fund will not hold securities with market capitalizations over $1 billion. The Micro Cap Fund seeks to purchase securities that are well diversified across economic sectors. The Russell 2000 Growth Index is the Fund's current benchmark. The Micro Cap Fund will typically invest in companies whose market capitalizations, at the time of purchase, are $350 million or under. The Micro Cap Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.

The Micro Cap Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size, and less frequent trading activity, the companies represented in the Micro Cap Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Thus in the opinion of the Micro Cap Fund's Adviser, they offer substantial appreciation potential for meeting retirement and other long-term goals.

The Micro Cap Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous small, publicly traded companies, representing a broad cross-section of

U.S. industries.

TURNER SELECT GROWTH EQUITY FUND -- The Select Growth Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in common stocks and other U.S. companies with very large market capitalizations (I.E. over $10 billion) that the Adviser believes have strong earnings growth potential. The Select Growth Fund may also purchase securities of smaller companies that offer growth potential. The Select Growth Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Select Growth Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell Top 200 Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of Index.

TURNER TOP 20 FUND -- The Top 20 Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of issuers with a variety of sectors and market capitalizations that the Adviser believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Top 20 Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Top 20 Fund may also purchase shares of other investment companies and foreign securities.

TURNER TECHNOLOGY FUND -- The Technology Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of technology companies. The Technology Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers and ADRs.

The Technology Fund invests in dynamic, publicly-traded technology companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small technology companies represented in the Technology Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the technology companies that the Technology Fund will invest in will be located in the U.S.

The Technology Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many technology stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign technology companies.

TURNER GLOBAL TOP 40 FUND -- The Global Fund invests primarily (at least 65% of its assets) in common stocks of companies located in the U.S. and developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, as well as in ADRs of those issuers. The Adviser selects areas for investment by continuously analyzing the U.S. market and a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Global Fund invests in companies located in a variety of industries and business sectors that it expects to experience rising earnings growth and to benefit from global economic trends or promising technologies or products. The Global Fund's portfolio will consist of a limited number of companies in a variety of market segments and countries throughout the world, and it will typically consist of 30-50 stocks representing Turner's best global investment ideas. The Global Fund generally does not attempt to hedge the effects of currency fluctuations on its investments on an on-going basis.

Certain securities of non-U.S. issuers purchased by the Global Fund will be listed on recognized foreign exchanges, but securities generally will be purchased in over-the-counter markets, on U.S.-registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Global Fund expects its investments to emphasize large, intermediate and small capitalization companies.

The Global Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. Although permitted to do so, the Global Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

TURNER B2B E-COMMERCE FUND -- The E-Commerce Fund invests primarily (at least 65% of its assets) in common stocks of companies that develop new business-to-business ("b2b") electronic commerce ("e-commerce") technologies and that may experience exceptional growth in sales and earnings driven by b2b e-commerce products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The E-Commerce Fund's holdings will be concentrated in the b2b e-commerce sector, and will range from small companies developing new b2b e-commerce technologies to large, established firms with a history of developing and marketing such b2b e-commerce technologies. These companies may include companies that develop, produce or distribute products or services over the Internet or using other electronic means. B2b companies may also include infrastructure, security, payment, Internet access, networking, computer hardware and software, and communications companies that facilitate e-commerce between companies. The E-Commerce Fund will also invest in companies that finance b2b e-commerce companies.

The E-Commerce Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers, ADRs and shares of other investment companies.

The E-Commerce Fund invests in dynamic, publicly-traded b2b e-commerce companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small b2b e-commerce companies represented in the E-Commerce Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the b2b e-commerce companies that the E-Commerce Fund will invest in will be located in the U.S.

The E-Commerce Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many b2b e-commerce stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign b2b e-commerce companies.

TURNER WIRELESS & COMMUNICATIONS FUND -- The Communications Fund invests primarily (at least 65% of its assets) in common stocks of telecommunications companies. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Communications Fund's holdings will be concentrated in the telecommunications sector, and will range from small companies developing new telecommunications technologies to large, established firms with a history of developing and marketing such telecommunications technologies. These companies may include networking companies, land-based, satellite and wireless carriers, telecommunications equipment manufacturers, and other companies that provide telecommunications-related products and services.

The Communications Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers, ADRs and shares of other investment companies.

The Communications Fund invests in dynamic, publicly-traded telecommunications companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small telecommunications companies represented in the Communications Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the telecommunications companies that the Communications Fund will invest in will be located in the U.S.

The Communications Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many telecommunications stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign telecommunications companies.


TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO (TOGETHER, THE "SHORT DURATION FUNDS") -- Under normal market conditions, each Short Duration Fund invests at least 65% of the value of its total assets in obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The balance of each Short Duration Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by Standard and Poor's Corporation ("S&P") (AAA, AA or A), Moody's Investor Services ("Moody's") (Aaa, Aa or A), or Fitch Investor Services, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's and/or Fitch, judged by the Adviser to be of comparable quality. A further description of S&P's, Moody's and Fitch's ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Short Duration Funds' net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Short Duration Funds invest. In addition, the Short Duration Funds may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation.

The Short Duration Funds may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.

TURNER CORE HIGH QUALITY FIXED INCOME FUND--The Fixed Income Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of fixed income securities of varying levels of quality and maturity, that, in the Adviser's opinion, are undervalued in the market. To determine a security's fair market value, the Adviser will focus on the yield and credit quality of particular securities based upon third-party evaluations of quality as well as the Adviser's own research and analysis of the issuer. The Adviser will attempt to diversify the Fixed Income Fund's holdings across the yield curve by holding short, intermediate and long-term securities. Normally, the Fixed Income Fund will maintain a dollar-weighted average portfolio duration that approximates the average duration range of the Fixed Income Fund's benchmark index, the Lehman Brothers Aggregate Bond Index (currently 4.5 years). Duration is a measure of the expected life of a fixed income security on a cash flow basis.

For example, assuming a portfolio duration of eight years, an increase in interest rates of 1%, a parallel shift in the yield curve, and no change in the spread relationships among securities, the value of the portfolio would decline 8%. Using the same assumptions, if interest rates decrease 1%, the value of the portfolio would increase 8%. The Adviser considers duration an accurate measure of a security's expected life and sensitivity to interest rate changes. The Adviser may increase or decrease this average weighted duration when, in the Adviser's opinion, market conditions warrant.

The Fixed Income Fund will purchase the following types of securities if, at the time of purchase, such securities either have been classified as investment grade by a nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"); (ii) corporate bonds and debentures of U.S. and foreign issuers rated in one of the four highest rating categories; (iii) privately issued mortgage-backed securities rated in the highest rating category; (iv) asset-backed securities rated in the two highest rating categories; (v) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts"); (vi) commercial paper rated in one of the two highest rating categories; (vii) obligations of U.S. commercial banks and savings and loan institutions that have net assets of at least $500 million as of the end of their most recent fiscal year ("bank obligations"); (viii) obligations issued or guaranteed by the government of Canada; (ix) obligations of supranational entities rated in one of the four highest rating categories; (x) loan participations; (xi) repurchase agreements involving any of the foregoing securities; and (xii) shares of other investment companies. Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded to below investment grade, the Adviser will review the situation and take appropriate action. Securities rated below investment grade will not constitute more than 5% of the Fixed Income Fund's total assets.

TIP TARGET SELECT EQUITY FUND -- The Adviser and Sub-Advisers of the Target Select Fund will each invest in a maximum of 20 equity securities and as few as 10 that they believe have the greatest return potential. Such a focused security-selection process permits each manager to act on only the investment ideas that they think are their strongest ones. The intent is to avoid diluting performance by owning too many securities, so that the positive contributions of winning investments will prove substantial.

The Target Select Fund is designed to provide an investment that combines the investment expertise and best investment ideas of four outstanding money-management firms. The Adviser and Sub-Advisers will manage a portion of the Target Select Fund's portfolio on a day-to-day basis. Assets for investment will be allocated to each manager by the Fund's Board of Trustees, based on the recommendation of the Adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Target Select Fund intends to invest primarily (and, under normal circumstances, at least 65% of its total assets) in equity securities of companies that are headquartered in the United States or do business both in the United States and abroad. Those securities, however, will be traded principally in the United States equity market. Selection of equity securities will not be restricted by market capitalization, and the Target Select Fund's Adviser and Sub-Advisers will employ their own proprietary investment processes in managing assets.

Any remaining assets of the Target Select Fund may be invested in securities of foreign issuers, shares of other investment companies, ADRs and real estate investment trusts ("REITs"). The Target Select Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act, and purchase fixed income securities, including securities rated below investment grade. In addition, the Target Select Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions. Debt securities rated below investment grade, I.E., rated lower than BBB by S&P and/or Baa by Moody's or unrated securities of comparable quality, are also known as "junk bonds." The maximum percentage of the Target Select Fund's assets that may be invested in securities rated below investment grade is 25%.

Under normal circumstances, the Adviser and each of the Sub-Advisers may invest a portion of the assets under its management in the money market instruments described below in order to maintain liquidity, or if securities meeting the Target Select Fund's investment objective and policies are not otherwise reasonably available for purchase, provided that such Instruments do not exceed 25% of the Target Select Fund's total assets. For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser and each Sub-Adviser may invest up to 100% of the assets under their management in money market instruments and in cash.

Currently the Target Select Fund is subject to an agreement and plan of reorganization whereas the assets of the Target Select Fund will be reorganized into a series of the Alpha Select Funds. It is anticipated that this reorganization will take place sometime in the year 2000.

GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Large Cap, Midcap and Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO, repurchase agreements involving the foregoing securities), shares of money market investment companies and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (E.G., TGRs, TRs, and CATs). See elsewhere in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets and that such contracts do not exceed 15% of the Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions. The Adviser will not use leverage if as a result the effective duration of the portfolios of the Three Year Portfolio would not be comparable or less than that of a three-year U.S. Treasury note, respectively.

LOWER-RATED SECURITIES

Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield securities. These securities are rated lower than Baa by Moody's and/or lower than BBB by S&P. The Funds may invest in securities rated in the lowest ratings categories established by Moody's or by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Funds may invest in unrated securities of comparable quality subject to the restrictions stated in the Funds' Prospectus.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES

The descriptions below are intended to supplement the discussion in the Prospectus.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET

The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

Lower rated bonds are somewhat sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Funds' net asset values.


PAYMENT EXPECTATIONS

High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Funds would have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Funds' assets. If the Funds experience significant unexpected net redemptions, this may force them to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Funds' rates of return.

LIQUIDITY AND VALUATION

There may be little trading in the secondary market for particular bonds, which may affect adversely the Funds' ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

TAXES

The Funds may purchase debt securities (such as zero-coupon, pay-in-kind or other types of securities) that contain original issue discounts. Original issue discount that accrues in a taxable year is treated as earned by each Fund and therefore is subject to the distribution requirements of the tax code even though such Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae of FHLMC represent beneficial ownership interests in a REMIC trust consisting principally or mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

NON-DIVERSIFICATION

The Target Select, Top 20 and Focused Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although the Adviser or the Sub-Advisers generally do not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that each Fund be diversified (I.E., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Short Duration Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it could not close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations which, in general, are closely related to the effective duration of the securities which underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Short Duration Fund's portfolio.

RISK FACTORS: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the

Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Short Duration Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.




REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events which could adversely effect the economies of such countries or investments in such countries.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YEAR 2000

The Trust and its service providers do not appear to have been adversely affected by computer problems related to the transition to the year 2000. However, there remains a risk that such problems could arise or be discovered in the future. Year 2000 related problems also may negatively affect issuers whose securities the Trust purchases, which could have an impact on the value of your investment.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredit. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets and does not apply to the SELECT GROWTH, Top 20 and Target Select Funds.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Technology Fund or the E-Commerce Fund. It also does not apply to the Communications Fund, to the extent that the Communications Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

 5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

 7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

 8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.       Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' Statement of Additional Information.

The Wireless Communications Fund and the Technology Fund have investment policies that allow each Fund to concentrate investments in a particular industry. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, each Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.


In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISER

Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of May 31, 2000, the Adviser had discretionary management authority with respect to approximately $8 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Target Select Fund's Sub-Advisers, and directly manages assets of the Fund not allocated to the Sub-Advisers.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds paid (had reimbursed) the following advisory fees:

-----------------------------------------------------------------------------------------------------------------
                                Advisory Fees Paid                              Advisory Fees Waived
-----------------------------------------------------------------------------------------------------------------
                        1997            1998              1999            1997           1998            1999
-----------------------------------------------------------------------------------------------------------------
Midcap Fund             $0              $ 92,465          $521,612        $13,244      $ 42,799          $2,444
-----------------------------------------------------------------------------------------------------------------
Small Cap Fund          $762,604        $1,458,689        $1,940,749      $73,594      $ 226,626         $66,830
-----------------------------------------------------------------------------------------------------------------
Micro Cap Fund          *                ($97,006)        ($63,745)       *            $ 16,354          $67,820
-----------------------------------------------------------------------------------------------------------------
Select Growth Fund      *               *                 *               *            *                 *
-----------------------------------------------------------------------------------------------------------------
Top 20 Fund             *               *                 $7,100          *            *                 $18,763
-----------------------------------------------------------------------------------------------------------------
Technology Fund         *               *                 ($6,578)        *            *                 $12,267
-----------------------------------------------------------------------------------------------------------------
Global Fund             *               *                 *               *            *                     *
-----------------------------------------------------------------------------------------------------------------
E Commerce Fund         *               *                 *               *            *                     *
-----------------------------------------------------------------------------------------------------------------
Communications Fund     *               *                 *               *            *                     *
-----------------------------------------------------------------------------------------------------------------
One Year Portfolio      Fiscal Year     Fiscal Period     ($116,124)      Fiscal Year   Fiscal Period     $4,624
                        Ended 2/28/98   Ended 9/30/98                     Ended 2/28/98 Ended 9/30/98
                        ($ 94,700)      ($67,178)                         $ 2,792       $ 1,596
-----------------------------------------------------------------------------------------------------------------
Three Year Portfolio    Fiscal Year     Fiscal Period     ($165,234)      Fiscal Year   Fiscal Period     $50,673
                        Ended 2/28/98   Ended 9/30/98                     Ended 2/28/98 Ended 9/30/98
                        ($117,540)      ($80,828)                         $ 41,761      $ 20,056
-----------------------------------------------------------------------------------------------------------------
Fixed Income Fund       *               *                 ($15,843)       *             *                 $12,322
-----------------------------------------------------------------------------------------------------------------
Target Select Fund      *               ($47,875)         ($104,563)      *             $6,656            $13,999
-----------------------------------------------------------------------------------------------------------------

* Not in operation during the period.

As described in the prospectus, the Select Growth, Top 20, Technology, Global, E Commerce and Communications Funds are subject to base investment advisory fees that may be adjusted if a Fund out- or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:

-----------------------------------------------------------------------------------------------------
Fund                   Benchmark            Required       Base Advisory   Highest       Lowest
                                            Excess         Fee             Possible      Possible
                                            Performance                    Advisory Fee  Advisory Fee
-----------------------------------------------------------------------------------------------------
Select Growth
Fund                   S&P 500 Index        +/- 2.5%       1.00%           1.30%         .70%
-----------------------------------------------------------------------------------------------------
Top 20 Fund            S&P 500 Index        +/- 2.5%       1.10%           1.50%         .70%
-----------------------------------------------------------------------------------------------------
Technology Fund        PSE Technology Index +/- 2.0%       1.10%           1.50%         .70%
-----------------------------------------------------------------------------------------------------
Global
Fund                   MSCI EAFE Index      +/- 2.0%       1.00%           1.30%         .70%
-----------------------------------------------------------------------------------------------------
E Commerce Fund
-----------------------------------------------------------------------------------------------------
Communications Fund
-----------------------------------------------------------------------------------------------------

The performance adjustment works as follows: If the Top 20 Fund outperforms the S&P 500 Index by more than 2.5%, Turner's advisory fees will increase from 1.10% to 1.50%. If, however, the Fund underperforms its benchmark by 2.5%, Turner's advisory fees would go down to 0.70%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, and will comply with all applicable SEC rules.

THE SUB-ADVISERS

The Target Select Fund currently has two Sub-Advisers -- Clover Capital Management, Inc. and Penn Capital Management Company, Inc. (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser will manage a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. Each Sub-Adviser makes the investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, each of the Sub-Advisers is entitled to receive a fee from Turner Investment Partners, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Fund allocated to it. Currently, the Adviser and each Sub-Adviser has been allocated assets in the range of 15-30% of the Fund's total assets.

CLOVER CAPITAL MANAGEMENT, INC. ("Clover Capital"), 11 Tobey Village Office Park, Pittsford, New York 14354, is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of Clover Capital's outstanding voting stock. Michael Jones, Managing Director of Clover Capital, is the portfolio manager of the portion of the Fund's assets managed by Clover Capital. As of December 31, 1999, Clover Capital had discretionary management authority with respect to approximately $1.4 billion of assets. In addition to sub-advising the Fund and the Clover Funds, separate investment portfolios of the Trust, Clover provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. For the fiscal year ended September 30, 1999, Clover received investment sub-advisory fees of 0.00%.

PENN CAPITAL MANAGEMENT COMPANY, INC. ("Penn Capital"), 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of Penn Capital and portfolio manager of the portion of the assets of the Fund managed by Penn Capital, an investment management firm that manages the investment portfolios of institutions and high net worth individuals. As of December 31, 1999, Penn Capital had assets under management of approximately $450 million. Penn Capital employs a staff of 17 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds. In addition, Penn Capital serves as investment adviser to the Penn Capital Funds, three separate portfolios of the Trust. For the fiscal year ended September 30, 1999, Penn Capital received investment subadvisory fees of 0.00%.

THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.

The Administrator, a Massachusetts business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and UAM Funds, Inc. II.

For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                   Administrative Fees Paid
--------------------------------------------------------------------------------
                          1997             1998                  1999
--------------------------------------------------------------------------------
Midcap Fund               $9,404           $46,823               $70,403
--------------------------------------------------------------------------------
Small Cap Fund            $98,104          $181,597              $175,795
--------------------------------------------------------------------------------
Micro Cap Fund            *                $42,470               $68,309
--------------------------------------------------------------------------------
Select Growth Fund        *                *                     *
--------------------------------------------------------------------------------
Top 20 Fund               *                *                     $6,411
--------------------------------------------------------------------------------
Technology Fund           *                *                     $6,411
--------------------------------------------------------------------------------
Global Fund               *                *                     *
--------------------------------------------------------------------------------
E Commerce Fund           *                *                     *
--------------------------------------------------------------------------------
Communications Fund       *                *                     *
--------------------------------------------------------------------------------
One Year Portfolio        Fiscal Year      Fiscal Period         $16,902
                          Ended 2/28/98    Ended 9/30/98
                          $802             $510
--------------------------------------------------------------------------------
Three Year Portfolio      Fiscal Year      Fiscal Period         $46,462
                          Ended 2/28/98    Ended 9/30/98
                          $11,964           $6,418
--------------------------------------------------------------------------------
Fixed Income Fund         *                *                     $6,411
--------------------------------------------------------------------------------
Target Select Fund        *                $0                    $85,433
--------------------------------------------------------------------------------

              * Not in operation during the period.

DISTRIBUTION AND SHAREHOLDER SERVICES

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Short Duration Funds have adopted a shareholder service plan for Shares (the "Class II Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefore. Under the Class II Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Funds may enter into such arrangements directly. Under the Class II Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Investment Adviser, Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation (technology company), since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Corporate Vice President of Human Resources of Frontier Corporation (telecommunications company), retired.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner, since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner, since 1992.

EDWARD T. SEARLE (DOB 04/03/54) - Vice President and Assistant Secretary - Employed by SEI Investments since August 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Drinker Biddle & Reath LLP, 1998-1999. Associate at Ballard, Andrews & Ingersoll, LLP, 1995-1998.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the administrator and distributor since 1995. Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor 1992-1994.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP (accounting company), 1986-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Manager and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) - Vice President and Assistant Secretary - Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investment since 1995; Vice President of SEI Investments Company since 1991.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and the Distributor.

The following table exhibits Trustee compensation for the fiscal year ended September 30, 1999.


-------------------------------------------------------------------------------------------------------------
                      Aggregate              Pension or        Estimated    Total Compensation From
                      Compensation From      Retirement        Annual       Registrant and Fund
Name of Person,       Registrant for the     Benefits Accrued  Benefits     Complex Paid to Trustees
Position              Fiscal Year Ended      as Part of Fund   Upon         for the Fiscal Year Ended
                      September 30, 1999     Expenses          Retirement   September 30, 1999
-------------------------------------------------------------------------------------------------------------
Robert Turner*        $0                     N/A               N/A          $0  for service on two Boards
-------------------------------------------------------------------------------------------------------------
Richard A. Hocker*    $0                     N/A               N/A          $0 for service on one Board
-------------------------------------------------------------------------------------------------------------
Michael E. Jones*     $0                     N/A               N/A          $0 for service on  one Board
-------------------------------------------------------------------------------------------------------------
Alfred C. Salvato**   $8,000                 N/A               N/A          $14,000 for service on two Boards
-------------------------------------------------------------------------------------------------------------
Janet F. Sansone**    $9,775                 N/A               N/A          $9,775 for service on one Board
-------------------------------------------------------------------------------------------------------------
John T. Wholihan**    $10,538                N/A               N/A          $10,538 for service on one Board
-------------------------------------------------------------------------------------------------------------

* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.
** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 1999 were as follows:

--------------------------------------------------------------------------------
 Fund                              Class                   30-Day Yield
--------------------------------------------------------------------------------
 Midcap Fund                       Class I                 0.00%
--------------------------------------------------------------------------------
 Small Cap Fund                    Class I                 0.00%
--------------------------------------------------------------------------------
 Micro Cap Fund                    Class I                 0.00%
--------------------------------------------------------------------------------
 Select Growth Fund                Class I                 *
--------------------------------------------------------------------------------
 Top 20 Fund                       Class I                 0.00%
--------------------------------------------------------------------------------
 Technology Fund                   Class I                 0.00%
--------------------------------------------------------------------------------
 Global Fund                       Class I                 *
--------------------------------------------------------------------------------
 E Commerce Fund                   Class I                 *
--------------------------------------------------------------------------------
 Communications Fund               Class I                 *
--------------------------------------------------------------------------------
 One Year Portfolio                Class I                 5.30%
--------------------------------------------------------------------------------
 One Year Portfolio                Class II                5.04%
--------------------------------------------------------------------------------
 Three Year Portfolio              Class I                 5.85%
--------------------------------------------------------------------------------
 Three Year Portfolio              Class II                5.62%
--------------------------------------------------------------------------------
 Fixed Income Fund                 Class I                 5.96%
--------------------------------------------------------------------------------
 Target Select Fund                Class I                 0.00%
--------------------------------------------------------------------------------
*Not in operation during the period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

Based on the foregoing, the average annual total return for the Funds from inception through September 30, 1999, and for the one and five year periods ended September 30, 1999, were as follows:


--------------------------------------------------------------------------------
                                            Average Annual Total Return
--------------------------------------------------------------------------------
                        Class       One Year     Five Year    Since Inception
--------------------------------------------------------------------------------
Midcap Fund             Class I     84.07%       *            38.93%
--------------------------------------------------------------------------------
Small Cap Fund          Class I     59.14%       29.26%       26.63%
--------------------------------------------------------------------------------
Micro Cap Fund          Class I     113.46%      *            59.94%
--------------------------------------------------------------------------------
Select Growth Fund      Class I     *            *            *
--------------------------------------------------------------------------------
Top 20 Fund             Class I     *            *            39.90%**
--------------------------------------------------------------------------------
Technology Fund         Class I     *            *            40.60%**
--------------------------------------------------------------------------------
Global Fund             Class I     *            *            *
--------------------------------------------------------------------------------
E Commerce Fund         Class I     *            *            *
--------------------------------------------------------------------------------
Communications Fund     Class I     *            *            *
--------------------------------------------------------------------------------
One Year Portfolio      Class I     5.34%        6.33%        6.08%
--------------------------------------------------------------------------------
One Year Portfolio      Class II    5.00%        *            5.22%
--------------------------------------------------------------------------------
Three Year Portfolio    Class I     2.89%        6.56%        6.02%
--------------------------------------------------------------------------------
Three Year Portfolio    Class II    *            *            5.64%**
--------------------------------------------------------------------------------
Fixed Income Fund       Class I     *            *            0.48%**
--------------------------------------------------------------------------------
Target Select Fund      Class I     80.04%       *            42.77%
--------------------------------------------------------------------------------
*Not in operation during the period.
**These returns have not been annualized.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the DST, 330 West 9th Street, Kansas City, Missouri 64105, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.





STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds' portfolio turnover rates were as follows:

                                 Portfolio Turnover Rate
--------------------------------------------------------------------------------
                                        Portfolio Turnover Rate
--------------------------------------------------------------------------------
                        1997                  1998                     1999
--------------------------------------------------------------------------------
Midcap Fund             348.29%               304.29%                  290.79%
--------------------------------------------------------------------------------
Small Cap Fund          130.68%               167.73%                  223.61%
--------------------------------------------------------------------------------
Micro Cap Fund          *                     128.53%                  239.32%
--------------------------------------------------------------------------------
Select Growth  Fund     *                     *                        *
--------------------------------------------------------------------------------
Top 20 Fund             *                     *                        369.11%
--------------------------------------------------------------------------------
Technology Fund         *                     *                        317.32%
--------------------------------------------------------------------------------
Global Fund             *                     *                        *
--------------------------------------------------------------------------------
E Commerce Fund         *                     *                        *
--------------------------------------------------------------------------------
Communications Fund     *                     *                        *
--------------------------------------------------------------------------------
One Year Portfolio -    For the Fiscal        For the Fiscal Period    154.33%
  Class I Shares        Year Ended 2/28/98    Ended 9/30/98
                        68.80%                96.56%
--------------------------------------------------------------------------------
One Year Portfolio -    *                     *                        154.33%
  Class II Shares
--------------------------------------------------------------------------------
Three Year Portfolio -  For the Fiscal Year   For the Fiscal Period    257.98%
  Class I Shares        Ended 2/28/98         Ended 9/30/98
                        197.03%               121.63%
--------------------------------------------------------------------------------
Three Year Portfolio -  *                     *                        257.98%
  Class II Shares
--------------------------------------------------------------------------------
Fixed Income Fund       *                     *                        39.70%
--------------------------------------------------------------------------------
Target Select Fund      *                     803.02%                  1,279.40%
--------------------------------------------------------------------------------
* Not in operation during the period.
Amounts designated as "--" are either $0 or have been rounded to $0.

The brokerage commissions paid for each Fund for the fiscal years ended September 30, 1997, 1998, and 1999 were as follows:

--------------------------------------------------------------------------------
                              Total Dollar Amount of Brokerage Commissions Paid
--------------------------------------------------------------------------------
                              1997                1998                1999
--------------------------------------------------------------------------------
 Midcap Fund                  $17,029             $123,834            $352,280
--------------------------------------------------------------------------------
 Small Cap Fund               $235,029            $465,825            $546,802
--------------------------------------------------------------------------------
 Micro Cap Fund               *                   $6,974              $36,683
--------------------------------------------------------------------------------
 Select Growth Fund           *                   *                   *
--------------------------------------------------------------------------------
 Top 20 Fund                  *                   *                   $57,574
--------------------------------------------------------------------------------
 Technology Fund              *                   *                   $13,527
--------------------------------------------------------------------------------
 Global Fund                  *                   *                   *
--------------------------------------------------------------------------------
 E Commerce Fund              *                   *                   *
--------------------------------------------------------------------------------
 Communications Fund          *                   *                   *
--------------------------------------------------------------------------------
 One Year Portfolio           N/A                 N/A                 $69
--------------------------------------------------------------------------------
 Three Year Portfolio         N/A                 N/A                 $141
--------------------------------------------------------------------------------
 Fixed Income Fund            *                   *                   $64
--------------------------------------------------------------------------------
 Target Select Fund           *                   $13,856             $28,450
--------------------------------------------------------------------------------
*Not in operation during the period.

The total amount of securities of each Broker/Dealer held by each Fund for the fiscal year ended September 30, 1999 were as follows:



-----------------------------------------------------------------------------------------------------
                                                     Total Amount of
                  Name of                            Securities Held by Each
Fund              Broker/Dealer                      Fund                        Type of
                                                                                 Security
-----------------------------------------------------------------------------------------------------
Midcap Fund       J.P. Morgan                        $ 4,451,363.63              Repurchase Agreement
                  Lehman Brothers                    $1,509,127.50               Common Stock
-----------------------------------------------------------------------------------------------------
Small Cap Fund    J. P. Morgan                       $ 12,767,113.96             Repurchase Agreement
                  Hambrecht and Quist                $3,220,576.88               Common Stock
                  Legg Mason Inc.                    $1,263,163.13               Common Stock
                  Raymond James Fin. Corp.           $1,026,980.63               Common Stock
-----------------------------------------------------------------------------------------------------
Micro Cap Fund    Morgan Stanley                     $ 413,708.25                Repurchase Agreement
-----------------------------------------------------------------------------------------------------

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of January 3, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.


                                                                              PERCENTAGE
                           NAME AND ADDRESS                  NUMBER OF        OF FUND'S
FUND                       OF BENEFICIAL OWNER               SHARES           SHARES
---------------------------------------------------------------------------------------
Turner Midcap Growth Fund  Charles Schwab & Co. Inc.         3,837,971.6920   41.82%
                           Attn: Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl. 3
                           Denver, CO  80209

                           Copeland  Associates                696,786.5820    7.59%
                           Smith Barney Corporate Trust Co.
                           2 Tower Center Blvd., Box 1063
                           East Brunswick, NJ  08816-3155

Turner Small Cap
Growth Fund                Charles Schwab & Co. Inc.         5,208,084.2850   56.95%
                           Attn: Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl. 3
                           Denver, CO  80209

Turner Micro Cap
Growth Institutional
Class                      Charles Schwab & Co. Inc.           562,123.9250    29.24%
                           Attn: Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl 3
                           Denver, CO  80209

                           Donaldson Lufkin Jenrette           123,944.9990      6.45%
                           SECS Corp.
                           Pershing Division
                           P. O. Box 2052
                           Jersey City, NJ  07399

                           National Investors Services Corp.   410,344.6040    21.35%
                           FBBO Our Customers
                           55 Water Street, Floor 12
                           New York, NY  10041-3299

Turner Top 20 Fund         Charles Schwab & Co Inc.          1,305,403.5240     40.36%
                           Attn:  Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl. 3
                           Denver, CO, 80209

                           National Investors Services Corp    198,893.0500     6.15%
                           FBBO Our Customers
                           55 Water Street,  Fl. 12
                           New York, NY 10041-1299

Turner Technology Fund     Charles Schwab and Co. Inc          794,322.0860     52.04%
                           Attn:  Mutual Funds/ Team S
                           4500 Cherry Creek Dr. S., Fl. 3
                           Denver, CO 80209

                           National Investors Services Corp    210,006.4770    13.76%
                           FBBO Our Customers
                           55 Water St. Fl 32
                           New York, NY, 10041-3299

Turner Short Duration
Government Funds - One
Year Portfolio Class I     Charles Schwab & Co. Inc.           432,182.9190    91.84%
                           Attn: Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl. 3
                           Denver, CO  80209

Turner Short Duration
Government Funds-One
Year Portfolio-Class II    NFSC FBBO # 179-397470               43,944.8840     6.69%
                           Utah Festival Opera Company
                           59 S 100 W
                           Logan, UT, 84321-4515

                           NFSC FBBO # 379-070386               54,422.7980     8.28%
                           BSA Utah National Parks Council
                           250 W 500 N
                           Provo, UT, 84501-2819

                           NFSC FBBO # 379-536272               89,197.2250    13.58%
                           UTA/ATO
                           Malecker S. Booths
                           PO Box 30810
                           Salt Lake City, UT, 84130-0820

                           NFSC Cort Brambled Brent HA         110,215.6880    16.77%
                           C. Bramble/D. Hales/J. Jensen TTS
                           U/A 12/15/1993
                           PO Box 30810
                           Salt Lake City, UT, 84130-0830

                           NFSC FBBO # 379-503940               79,558.2560    12.11%
                           C. Bramble D B Hales Jay E JE
                           C. Bramble/ D. Hales/ J. Jensen TTS
                           U/A 12/15/1993
                           P.O. Box 30810
                           Salt Lake City, UT, 84130-0830

Turner Short Duration
Government Funds-Three
Year Portfolio-Class I     Turner Investment Partners          844,278.8210    21.18%
                           FBO Teamsters Local #837
                           Attn:  Bob Gunning
                           12275 Townsend Rd.
                           Philadelphia, PA, 19154-1204

                           First Union National Bank Trust   1,976,308.6850    49.57%
                           FBO Sheet Metal Workers #19
                           A/C # 1546002688
                           CHGJ64 NC1151
                           1525 West WT Harris Blvd.
                           Charlotte, NC, 28262

                           Bryn Mawr                           861,246.7990    21.60%
                           Attn:  Jerry Berenson
                           101 N. Merion Ave
                           Bryn Mawr, PA, 19010-2899

                           Charles Schwab & Co.                236,351.4490     5.93%
                           101 Montgomery St
                           San Francisco, CA, 94104-4122

Turner Short Duration
Government Funds-Three
Year Portfolio-Class II    NFSC FBBO #379-503916                35,264.1030    14.42%
                           Curt Brambled Brent MA
                           C. Bramble/D. Hales/J. Jensen TTS
                           U/A 12/15/1993
                           PO Box 30810
                           Salt Lake City, UT, 84130-0810

                           NFSC FBBO # 379-503940               24,782.2720    10.13%
                           C. Bramble, D.B. Hales, Jay E. JE
                           C. Bramble/D. Hales/J. Jensen TTS
                           U/A 12/15/1993
                           PO Box 30810
                           Salt Lake City, UT, 84130-0810

                           NFSC FBBO # 379-527793              115,823.4120    47.35%
                           B.H. Bastian Foundation
                           Bruce Bastian/Brent Erkelens
                           U/A 02/19/1999
                           51 W. Center St. #755
                           Orem, UT, 84057-4605

                           NFSC FBBO # 379-536172               44,855.9670    18.34%
                           UYA/ATU
                           N. Halecker S. Booths
                           PO Box 30810
                           Salt Lake City, UT, 84130-0810

Turner Core High Quality
Fixed Income Fund          Oxford Foundation Inc.              259,563.6740    25.30%
                           2 S. Decatur St.
                           Strasburg, PA, 17579-1403

                           Banc of America Securities LLC      765,207.4200    74.60%
                           Attn:  Mutual Funds-4th Floor
                           808-96071-16
                           600 Montgomery St
                           San Francisco, CA, 94131-2702

TIP Target Select
Equity Fund                Charles Schwab & Co. Inc.            23,811.6980    16.27%
                           Attn: Mutual Funds/Team S
                           4500 Cherry Creek Dr. S Fl 3
                           Denver, CO  80209

                           Carolyn Turner TR                    45,257.0300    30.92%
                           U/A Robert E. Turner Jr., Trust
                           9 Horseshoe Lane
                           Paoli, PA  19301-1909

                           Robert & Carolyn Turner Foundation   23,954.2260    16.36%
                           9 Horseshoe Lane
                           Paoli, PA  19301-1909


CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights included in the prospectuses have been audited by Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent auditors, as indicated by their report, with respect thereto, and are included herein in reliance on their report given on their authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended September 30, 1999, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1999 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1. Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.